FIRST AMENDMENT TO
	                    EXECUTIVE SECURITY PLAN
 	          (As Amended and Restated January 24, 1989)




	Caesars World, Inc. hereby adopts this First Amendment to the Amended and Restated Executive Security Plan to be effective May 24,
1994:
	(1) Section 5.5 is hereby amended to add the following as the second sentence in such section:
		"All such amendments shall be formally adopted by the Board by unanimous written consent or by resolution at a duly constituted Board meeting in accordance with the established procedures of the Board."
	(2) Except as amended by the foregoing, the Plan shall remain in full force and effect.
	The undersigned, as Secretary of Caesars World, Inc. does hereby certify that the foregoing amendment was duly adopted at the duly held meeting of the Board of Directors of Caesars World, Inc. on May 24,
1994 and is presently in full force and effect.

				CAESARS WORLD, INC.



				/s/Roger Lee
    ____________________________
				Roger Lee
				Senior Vice President -
				Finance and Administration